NUMBER                             [LOGO]                                 SHARES

                        CMC INTERNATIONAL STOCK FUND

                   A SERIES PORTFOLIO OF CMC FUND TRUST,
                          AN OREGON BUSINESS TRUST

This Certifies that

*SEE REVERSE FOR
CERTAIN DEFINITIONS

is the owner of
fully paid and non-assessable Shares of the CMC International Stock Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the transfer agent.
     Witness the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

CORPORATE
SEAL

PRESIDENT

COUNTERSIGNED:
BY TRANSFER AGENT

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Authorized Officer
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REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
     THE SIGNATURE(S) MUST BE GUARANTEED BY A COMMERCIAL BANK OR BY A SECURITIES FIRM HAVING MEMBERSHIP ON A RECOGNIZED NATIONAL SECURITIES EXCHANGE, WHOSE SIGNATURE(S) IS KNOWN TO THE TRANSFER AGENT OF THE CORPORATION.

         For value received, __________________ hereby sell, assign and transfer unto

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(Please print or typewrite name and address of assignee)

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___________________________________________________________________ Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said stock on the books of the within-named Fund with full power of substitution in the premises.

     Dated, _____________________ 19 ____

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                                   Owner

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                       Signature of Co-Owner, if any


            IMPORTANT: BEFORE SIGNING, READ AND COMPLY CAREFULLY
                      WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) GUARANTEED BY: ______________________________________________

*The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT-______ Custodian-_______
                                                        (Cust)           (Minor)
TEN ENT - as tenants by the entireties                  under Uniform Gifts
                                                        to Minors
JT TEN  - as joint tenants with right of survivorship
          and not as tenants in common                         Act _____________
                                                                      (State)

  Additional abbreviations may also be used though not in the above list.



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